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                                                                    EXHIBIT 10.7

                    EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT

     This Eighth Amendment to Employment Agreement is made and entered into as of December 23, 1993, by and between Robert Half International Inc. (formerly Boothe Financial Corporation), a Delaware corporation, ("Corporation") and Harold M. Messmer, Jr. ("Officer").

     The Employment Agreement dated as of October 2, 1985, as amended, between Corporation and Officer (the "Employment Agreement") is hereby amended as follows:

     1. The first sentence of Section 3.6 of the Employment Agreement is amended, effective as of the date hereof, by inserting "subsequent to January 1, 1996" after "Upon the written request of Officer" and before ", but".

     2. Amendment No. 7 to the Employment Agreement is hereby rescinded, effective June 1, 1993.

     3. Effective June 1, 1993, Section 3.1 of the Employment Agreement is amended by deleting "$345,000" in both places that such amount occurs and replacing such amount with "$362,000".

     4. Effective January 1, 1994, Section 3.1 of the Employment Agreement is amended by deleting "$362,000" in both places that such amount occurs and replacing such amount with "$364,900".

     5. The parties hereto acknowledge that the effect of Sections 2, 3, and 4 hereof is to cause Officer's base salary, pursuant to the Employment Agreement, to increase by no more than the Consumer Price Index from calendar 1992 to calendar 1993 and from calendar 1993 to calendar 1994.

     6. In all other respects, the Employment Agreement is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first written above.

                                       ROBERT HALF INTERNATIONAL INC.

                                       By /s/M. KEITH WADDELL
                                         ---------------------------
                                             M. Keith Waddell
                                             Senior Vice President

                                          /s/HAROLD M. MESSMER, JR.
                                         ---------------------------
                                             Harold M. Messmer, Jr.